CONFIDENTIAL                                                    CONFIDENTIAL
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WABAN INC.
INTRA-COMPANY COMMUNICATION



TO:     DALE N. GARTH

FROM:   HERBERT J ZARKIN            DEPT:  CORPORATE            DATE:  9/28/94

SUBJ:   SEPARATION OF EMPLOYMENT AND RELEASE OF CLAIMS


This memorandum ("Agreement") confirms the discussion and agreement by and among Dale N. Garth ("Employee") and Waban Inc., a Delaware Corporation (the "Company"), concerning Employees resignation from employment with the Company, and from his position as Senior Vice President, Treasurer and Chief Financial Officer of the Company, and sets forth below the terms and conditions which have been agreed upon in that connection.

In consideration of the mutual covenants and agreements contained herein, the recitals set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

 1.  Resignation.
     -----------
     (a) Employee confirms his resignation from employment with the Company and from all officerships or directorships with the Company or its subdivisions or affiliates effective Wednesday, September 28, 1994, and he shall not have any further responsibilities with respect to the business of the Company, and will have no authority to enter into any obligation on behalf of or to bind the Company in any manner.

     (b) Employee undertakes and agrees to execute and deliver at all times hereafter, upon the request of the Company, such instruments of transfer, resignations or other documents and to take such other action, all as may reasonably be required to properly effectuate the actions contemplated by this Agreement.

 2.  Salary Continuation.
     -------------------
     (a) Pursuant to the terms of an Employment Agreement ("the Employment Agreement") dated February 1, 1994, the Company will pay to Employee his weekly base salary of $4,615.39, (to be paid weekly as always) less customary deductions and withholding for federal and state taxes, for twelve (12) months from the effective date of resignation of employment.

     (b) The Company will waive its right to offset such salary by other earnings from other employment after three months.

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     (c) If after twelve (12) months, Employee has not been able to find new employment or established a business of his own, the Company will continue Employee's weekly base salary of $4,615.39, less customary deductions and withholding for federal and state income taxes, for an additional period not to exceed thirteen (13) weeks, or if earlier, to the date he accepts new employment or establishes a business of his own.

 3.  Annual Bonus Plan.
     -----------------
     Pursuant to the terms of the Employment Agreement, Employee will remain eligible to participate in the Company's Management Incentive Plan for the fiscal year ending January 28, 1995. Any payment received will be prorated for the period of active employment during the fiscal year and will be paid at the time such awards are paid to other executives of the Company.

 4.  Insurance.
     ---------
     (a) Employee shall continue to participate in the Company's medical, dental and life insurance plans (excluding long term disability insurance) on the same basis of participation prior to resignation of employment so long as he is paid his base salary by the Company, or until he commences other employment, or becomes self employed, whichever occurs first.

     (b) Employee will be provided the appropriate forms to continue his participation in the Company's medical insurance plan at his expense after his base salary ceases to be paid by the Company, or until he commences other employment, or becomes self employed, whichever occurs first, pursuant to the provisions of the Consolidated Omnibus Reconciliation Act of 1985, as amended ("COBRA").

 5.  Vested Vacation.
     ---------------
     Employee shall be paid for 136 hours of unused vested vacation which includes vacation time credited as of May, 1994, and approved carryover vacation from prior vacation crediting periods and will be included in his first salary continuation payment. Employee will not receive additional vacation vesting after the date of resignation of employment.

 6.  401(k) Plan.
     -----------
     Employee's contributions to the Waban Inc. 401(k) Savings Plan ("the Plan") will cease as of the date of resignation of employment, and his account balance may remain in the Plan pursuant to the terms of the Plan.

 7.  Stock Incentive Plans.
     ---------------------
     (a) Pursuant to the Company's Stock Incentive Plan, any stock options issued to Employee that have vested as of the date of resignation of employment may be exercised within three months thereafter, after which time all unexercised

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     options will be cancelled.  No vesting of options will occur after the date of resignation of employment.

     (b) Pursuant to the Company's Stock Incentive Plan, all restricted shares of the Company's common stock, including Performance Accelerate Restricted Stock (PARS), to which Employee may have rights, will be cancelled as of the date of resignation of employment and will revert to the Company.

 8.  Auto Allowance.
     --------------
     Employee's executive automobile allowance will cease as of the date of resignation of employment.

 9.  Other Incentive Plans.
     ---------------------
     Employee acknowledges that he is not entitled to any benefit under the Company's Executive Retirement and Growth Incentive Plans.

10.  Return of Company Property.
     --------------------------
     Employee will vacate his office promptly on request by the Company and will immediately relinquish and return all Company files, records, property, equipment, and keys maintained by him in his office or elsewhere, including, without limitation, any credit cards, security access cards, financial statements, and business plans.

11.  Indemnification.
     ---------------
     In the event the Company is or becomes involved in any legal action relating to events which occurred while Employee rendered services to the Company or about which Employee possesses any information, Employee agrees to assist in the capacity of a witness in the preparation, prosecution or defense of any such action involving the Company, including, without limitation, executing truthful declarations or documents or providing information requested by the Company. The Company agrees to defend and indemnify Employee for any and all loss or damage, in connection with any claims, demands, suits or other causes of action made or brought by any third party or parties for any action by Employee arising out of his employment and within the scope of his employment with the Company. The Company reserves the right to designate and employ attorneys, investigators, and such other persons as are necessary to appear and defend any action by Employee or on behalf of any third party of parties for any action by Employee during his employment and within the scope of his employment with the Company. In that regard, Employee and the Company agree that the Company does not agree to indemnify Employee for any losses incurred as a result of any act of fraud, dishonesty, wanton, criminal action, willful or gross misconduct by Employee or any other action outside the scope of his employment, or if it shall be determined that a conflict of interest existed in connection with his employment with the Company.

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12.  Compliance with Securities Laws.
     -------------------------------
     Employee agrees to provide promptly any and all information requested by the Company in order for it to comply with federal securities or other laws.

13.  Binding Effect.
     --------------
     This Agreement, and all the terms and provisions hereof, shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns. The parties further agree that the terms and conditions of this Agreement and any and all actions in accordance therewith are strictly confidential and shall not hereafter be disclosed, discussed or revealed to any other persons, entities or organizations, except: (i) to the extent necessary to report income to appropriate taxing authorities; (ii) in response to an order of a court of competent jurisdiction or a subpoena issued under the authority thereof after prompt notice of such subpoena has been given by Employee to the Company so that Company may seek a protective order if it desires;
     (iii) in response to a subpoena issued by a state or federal government agency after prompt notice of such subpoena has been given by Employee to the Company so that Company may seek a protective order if it desires;
     (iv) to the parties' immediate family members, attorneys, accountants, auditors, financial advisors, tax advisors, lenders and banks; (v) to directors, officers and employees of the Company in the ordinary course of business; (vi) as necessary to enforce this Agreement between the parties hereto or to prevent a breach thereof; (vii) as otherwise required by the Company to the extent it is a public company; or (viii) as otherwise required by law. Employee acknowledges that the Company shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this section by Employee.

14.  Disclosure of Confidential Information.
     --------------------------------------
     (a) Employee acknowledges and agrees that (i) by reason of his positions with the Company, he has been given access to information, trade secrets, strategies, procedures, and expertise unique to the Company, as well as confidential information concerning financial matters that pertain to the Company and other confidential materials and information; and (ii) the foregoing constitute trade secrets and/or confidential, privileged and proprietary information respecting the business affairs of the Company which gravely affect the successful and effective operation of the Company. As such, Employee agrees that he will not directly or indirectly disclose to any third person or use for the benefit of anyone other than the Company, or use for his own benefit or purposes any such confidential or proprietary information without the prior written approval of the Company. Such confidential and/or proprietary information shall not include any materials or information which (i) are generally available to the public other than as a result of a disclosure by Employee or any of Employee's representatives, attorneys, agents or affiliates;

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     (ii) were available to Employee on a non-confidential basis from a source other than the Company; (iii) have been independently acquired or developed by Employee without violating any of Employee's obligations under this section; or (iv) are identified in writing by the Company as not being confidential. Employee agrees to immediately return all documents and writings of any kind, including both originals and copies and whether printed, recorded or reproduced by electronic process or included in computer memory or on computer disk, within his custody, possession or control, which contain any non-public information which in any way relates or refers to the Company.

     (b) Employee acknowledges the particular value to the Company of this section, the loss of which cannot be reasonably or adequately compensated in an action at law. Therefore, Employee expressly agrees that the Company, in addition to any other rights or remedies that the Company shall possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this section by Employee.

15.  General Release of Claims.
     -------------------------
     In consideration of this Agreement and for the waiver of offsets against severance payments and other consideration referred to herein, and except for the obligations undertaken by the Company hereunder, Employee agrees to, and by signing this Agreement does, forever release, acquit, relieve and discharge Waban Inc. and each of its affiliated or related entities, subsidiaries, divisions, partnerships, general partners, limited partners, joint ventures, joint venturers, investors, shareholders, officers, directors, licensees, employees, agents, representatives, accountants, attorneys, consultants, benefit plans, successors and assigns, and all persons acting by, through, under or in concert with any of them (collectively, the "Company Releasees"), from any and all known and unknown claims, suits, rights, actions, complaints, liabilities, obligations, promises, agreements, contracts, causes of action, demands, costs, losses, damages, debts, and expenses (including attorneys' fees and costs) of any nature whatsoever, whether known or unknown, whether suspected or unsuspected, whether disclosed or undisclosed, whether contingent or vested, which Employee ever had, now has, or may claim to have as of the moment he signs this Agreement by reason of any act, event or omission concerning any matter, cause, or thing, including, without limiting the generality of the foregoing, any claim arising out of (i) Employee's employment with the Company, or the cessation of that employment; (ii) any restrictions on the right of the Company or any of the other Company Releasees to terminate any employee, including Employee;
     (iii) any statements, oral or written, express or implied, made by any of the Company Releasees concerning or relating to Employee; (iv) any purported right of Employee to receive any bonus, insurance, severance pay, Management Incentive Plan award, stock options, and/or PARS in, or from, the Company other than the recitals above; (v) any impairment of

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     Employee's ability to complete in the labor market; (vi) any permanent or temporary disability or loss of future earnings as a result of injury or disability arising from or associated with his employment or the termination of his employment relationship with the Company; (vii) any common law causes of action or torts, including, without limitation, wrongful termination and infliction of emotional distress; (viii) any federal, state or governmental constitution, statute, regulation or ordinance or law of the United States, or any state, territory or possession thereof, including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Rehabilitation Act of 1973, the Americans With Disabilities Act, the Employee Retirement Income Security Act of 1974, as amended, the Massachusetts Civil Rights Act and Equal Rights Act, the Massachusetts Wage and Hour Laws, G.L. c. 151, the Massachusetts Law Against Discrimination, G.L. c. 151B, the Massachusetts Privacy Statute, G.L.
     c. 214, section 1B, any other federal, state, or local human or civil rights, wage-hour, pension or labor laws, rules and/or regulations, or public policy, contract or tort laws, rules and/or regulations, or any claim arising under common law, such as claims for defamation, false imprisonment, libel, slander, invasion of privacy, negligence, interference with advantageous relations, infliction of emotional distress, or otherwise, or any other action; or (ix) any agreement between Employee and the Company, oral or written, express or implied, including, without limitation, the Employment Agreement dated February
     1, 1994.

For the purpose of implementing a full and complete release and discharge of the Company Releasees, Employee expressly acknowledges that this Agreement is intended to include and does include in its effect, without limitation, all claims which he does not know or suspect to exist in his favor against the Company Releasees at the moment of execution hereof, and that this Agreement expressly contemplates the extinguishment of such claims.

16.  Severability.
     ------------
     Should any portion, word, clause, phrase, sentence or paragraph of this Agreement be declared void or unenforceable, such portion may be considered independent and severable from the remainder, the validity of which shall remain unaffected.

17.  Waiver.
     ------
     Failure to insist on compliance with any term, covenant or condition contained in this Agreement shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power contained in this Agreement at any one time or more times be deemed a waiver or relinquishment of any right or power at any other time or times.

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18.  Representations and Warranties.
     ------------------------------
     Both parties to this Agreement represent and warrant as follows:

     (a) This Agreement in all respects has been voluntarily and knowingly executed;

     (b) They have had an opportunity to seek and have sought independent legal advice from attorneys of their choice with respect to the advisability of executing this Agreement, and they are not relying on the representations of any other party or the counsel of any other party;

     (c) They have had an opportunity to seek and have sought independent tax advice from accountants, attorneys or tax advisors of their own choice with respect to the tax ramifications, if any, which may result from entering into this Agreement;

     (d) They have made such investigation of the facts pertaining to this Agreement as they deem necessary;

     (e) The terms of this Agreement are contractual and are the result of discussions;

     (f) The consideration Employee is receiving pursuant to this Agreement is in addition to anything of value to which he already is entitled; and

     (g) They have carefully read this Agreement and the contents hereof are know and understood by them.

19.  Choice of Law/Forum Selection.
     -----------------------------
     This Agreement had been negotiated and executed in the Commonwealth of Massachusetts and shall be interpreted, enforced and governed in accordance with the laws of Massachusetts. Any dispute, controversy or claim arising between the parties hereto, or any of them, concerning the breach, meaning or interpretation of this Agreement, or the rights, duties or obligations of the parties hereto, including those respecting Employee's employment or its termination, whether based upon contract or tort, shall be brought in Middlesex County, Massachusetts, or upon mutual agreement Employee and the Company may submit matters in dispute to binding arbitration for settlement."

20.  Entire Agreement.
     ----------------
     This Agreement, together with the Employment Agreement dated February 1, 1994, constitutes the entire integrated agreement between the parties and supersedes any and all other agreement, understandings, negotiations, or discussions, either oral or in writing, express or implied, between the parties to this Agreement. The parties to this Agreement each acknowledge that no representations, inducements, promises, agreements or warranties, oral or

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     otherwise, have been made by them, or anyone acting on their behalf, which are not embodied in this Agreement, that they have not executed this Agreement in reliance on any such representation, inducement, promise, agreement or warranty, and that no representation, inducement, promise, agreement of warranty not contained in this Agreement including, without limitation, any purported supplements, modifications, waivers or terminations of this Agreement shall be valid or binding, unless executed in writing by all of the parties to this Agreement.

21.  Revocation Period.
     -----------------
     Under the Older Workers Benefit Protection Act of 1990, Employee, who is over the age of 40, is advised as follows: (i) that he should consult an attorney regarding this Agreement before executing it; (ii) that he has twenty-one (21) days in which to consider this Agreement and whether he will enter into it; (iii) this Agreement does not waive rights or claims that may arise after it is executed; and (iv) that, at any time within seven (7) days after executing this Agreement, Employee may revoke this Agreement. This Agreement shall not become effective or enforceable until the seven (7)-day revocation period set forth herein has passed.

22.  Counterparts.
     ------------
     This Agreement may be executed in one or more counterparts and the counterparts signed in the aggregate shall constitute a single, original agreement.





By:  /s/ Dale N. Garth                       Dated:     10/7/94
    ------------------------                       -----------------------
      Dale N. Garth





By:  /s/ Herbert J. Zarkin                   Dated:     9/28/94
    -----------------------                        -----------------------
      Herbert J Zarkin
      President & Chief Executive Officer